Dreyfus Strategic
      Municipals, Inc.

      ANNUAL REPORT September 30, 2002


                      DREYFUS STRATEGIC MUNICIPALS, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND  COLLECTS  INFORMATION  IN ORDER TO SERVICE  AND  ADMINISTER  YOUR
ACCOUNT.
The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Additional Information

                            31   Important Tax Information

                            32   Proxy Results

                            33   Board Members Information

                            36   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                     Strategic Municipals, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Strategic Municipals, Inc., covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit sensitive, such as lower rated bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform during the period?

For the 12-month period ended September 30, 2002, the fund achieved a total return of 4.02%.(1) Over the same period, the fund provided income dividends of $0.6660 per share, which is equal to a distribution rate of 6.59%.(2)

We attribute the fund's positive overall performance to a generally favorable investment environment for municipal bonds, which benefited from falling interest rates and surging investor demand for investment alternatives to a volatile stock market. However, the fund' s net asset value was hurt by its holdings of tax-exempt bonds issued on behalf of airlines, which suffered in the aftermath of the September 11 terrorist attacks and amid ongoing economic weakness.

What is the fund's investment approach?

The fund' s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

To this end, we have constructed the portfolio by seeking income opportunities through analysis of each bond's structure, including paying close attention to each bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with what we believe are comparable securities at then prevailing yields. When we believe an opportunity exists, we also may seek to upgrade the portfolio's investments with newly issued bonds

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

that,  in  our  opinion,  have  better structural or income characteristics than
existing    holdings.

What other factors influenced the fund's performance?

The fund has benefited from falling interest rates and a historically steep yield curve. When the reporting period began in October 2001, the nation was mired in a recession that had just been intensified by the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board continued to reduce short-term interest rates, driving the federal funds rate to its lowest level in 40 years. Municipal bond yields also
declined    in    this    environment.

At the same time, investors became increasingly concerned about widespread accounting irregularities and revelations of malfeasance among corporate executives at a number of major U.S. corporations. These concerns were aggravated by heightened international tensions related to the war on terrorism and possible military action in Iraq. Investor sentiment toward stocks turned sharply negative, and investors flocked toward relatively safe havens, such as municipal bonds, boosting bond prices further.

In this market environment, we continued our efforts to maintain the fund's income stream and credit quality by replacing maturing bonds, primarily with high quality, income-oriented securities. For example, many states have issued bonds backed by litigation settlements with the nation's tobacco companies, and these so-called "tobacco bonds" have featured relatively attractive yields

Our focus on credit quality continued during the reporting period. Ongoing economic weakness put pressure on corporate earnings and we have attempted to gradually reduce the fund' s holdings of tax-exempt bonds issued on behalf of corporations. In addition, when we deemed it appropriate, we have attempted to replace corporate-backed municipals with income-oriented bonds that we believe have stronger foundations or are insured.(3) However, the fund's existing
holdings    of

tax-exempt airline bonds have continued to languish after being hard-hit by the September 11 terrorist attacks, and it has made little sense to sell them at depressed prices. In the meantime, these bonds have continued to pay highly competitive levels of tax-exempt income.

Finally, despite the reporting period' s low interest rates we were able to increase the fund's dividend distribution rate. That's because we locked in low rates on the fund' s auction-rate preferred shares, which were first issued several years ago to provide the leverage required to enhance the fund's income stream. By extending the maturities of the fund's auction-rate preferred shares to as much as one year, we have effectively locked in today's historically low borrowing costs.

What is the fund's current strategy?

Our strategy remains the same. The fund is fully invested in tax-exempt bonds, using auction-rate preferred shares in an effort to maintain what we believe is a competitive income stream in today's low interest-rate environment. At the same time, we have continued to maintain a cautious posture, focusing on income and credit quality in an uncertain economic and market climate.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund


STATEMENT OF INVESTMENTS

September 30, 2002

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--145.5%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--3.6%

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                     4,725,000                4,745,837

Birmingham Waterworks and Sewer Board, Water

   and Sewer Revenue 5%, 1/1/2037 (Insured; MBIA)                                             6,055,000                6,218,364

Houston County Health Care Authority

   6.25%, 10/1/2030 (Insured; AMBAC)                                                          8,000,000                9,095,440

ALASKA--1.5%

Alaska Housing Finance Corp.:

   6%, 12/1/2040                                                                                860,000                  915,006

   6%, 6/1/2049 (Insured; MBIA)                                                               4,000,000                4,266,280

Valdez, Marine Terminal Revenue (BP Pipelines Inc.

   Project) 5.65%, 12/1/2028                                                                  3,200,000                3,289,280

ARKANSAS--2.8%

Arkansas Development Finance Authority, SFMR

  (Mortgage Backed Securities Program):

      6.45%, 7/1/2031 (Guaranteed; GNMA, FNMA)                                                9,620,000               10,359,586

      6.25%, 1/1/2032 (Guaranteed; GNMA)                                                      5,000,000                5,344,150

ARIZONA--7.6%

Apache County Industrial Development Authority, PCR

  (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                         3,900,000                3,664,674

      5.875%, 3/1/2033                                                                        2,050,000                1,924,663

Maricopa Pollution Control Corp., PCR

   (Public Service Co.) 5.75%, 11/1/2022                                                      6,000,000                6,023,760

Pima County Industrial Development Authority, Industrial

   Revenue (Tucson Electric Power Co. Project)
   6%, 9/1/2029                                                                              14,500,000               13,993,225

Scottsdale Industrial Development Authority, HR

   (Scottsdale Healthcare) 5.80%, 12/1/2031                                                   6,000,000                6,207,720

Tempe Industrial Development Authority, IDR

   (California Micro Devices Corp. Project)
   10.50%, 3/1/2018                                                                           6,720,000                6,751,920

Tucson, Water System Revenue

   5%, 7/1/2021 (Insured; FGIC)                                                               3,500,000                3,700,410

CALIFORNIA--4.5%

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 2/28/2008                                             5,000,000                5,122,900

State of California 9.037%, 12/1/2018 (Insured; FSA)                                         10,000,000  (a,b)        10,651,300

Los Angeles Regional Airports Improvement Corp., Lease

  Revenue (Los Angeles International Airport)

   6.35%, 11/1/2025                                                                           4,930,000                3,832,434


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Port of Oakland, Revenue

   5%, 11/1/2023 (Insured; FGIC)                                                              5,345,000                5,552,974

COLORADO--1.4%

Denver City and County, Special Facilities Airport

  Revenue (United Airlines Project)

   6.875%, 10/1/2032                                                                          9,450,000                3,968,905

Northwest Parkway Public Highway Authority,

   Revenue 7.125%, 6/15/2041                                                                  3,500,000                3,667,790

FLORIDA--4.0%

Escambia County, PCR
  (Champion International Corp. Project)

   6.90%, 8/1/2022                                                                            3,500,000                3,677,310

Florida Housing Finance Corp., Housing Revenue

  (Nelson Park Apartments)

   6.40%, 3/1/2040 (Insured; FSA)                                                            12,380,000               13,362,477

Highlands County Health Facilities Authority, HR

   (Adventist Health Systems) 5.25%, 11/15/2028                                               3,000,000                3,008,850

Orange County Health Facilities Authority, HR

   (Regional Healthcare Systems) 6%, 10/1/2026                                                2,000,000                2,099,060

GEORGIA--2.8%

Georgia Housing Finance Authority, SFMR
   6.45%, 12/1/2030                                                                           5,415,000                5,839,428

Private Colleges and Universities Facilities Authority,
   Revenue (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     8,900,000  (c)           9,493,096

HAWAII--1.3%

Hawaii Department of Transportation,
  Special Facility Revenue:

      (Caterair International Corp. Project)
         10.125%, 12/1/2010                                                                   3,700,000                3,721,571

      (Continental Airlines, Inc.)
         5.625%, 11/15/2027                                                                   6,820,000                3,398,611

IDAHO--.9%

Power County Industrial Development Corp, SWDR

   (FMC Corp. Project) 6.45%, 8/1/2032                                                        5,450,000                4,779,814

ILLINOIS--9.1%

Chicago:

   6.125%, 1/1/2028 (Insured; FGIC)                                                          15,815,000               18,421,786

   (Wastewater Transmission Revenue)

      6%, 1/1/2030 (Insured; MBIA)                                                            3,000,000                3,581,820

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Chicago-O'Hare International Airport, Special Facility Revenue:

   (Delta Airlines Project) 6.45%, 5/1/2018                                                   4,855,000                3,704,559

   (United Airlines, Inc. Project):

      6.75%, 11/1/2011                                                                        2,000,000                  320,200

      6.30%, 5/1/2016                                                                        11,000,000                1,870,550

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facilities

   Acquisition Program) 6%, 7/1/2015                                                          3,500,000                3,570,560

Illinois Health Facilities Authority, Revenue:

   (Advocate Network Health Care) 6.125%, 11/15/2022                                          4,020,000                4,353,539

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  8,730,000                9,241,753

   (Swedish American Hospital) 6.875%, 11/15/2030                                             4,995,000                5,466,978

INDIANA--2.3%

Franklin Township Independent School Building Corp.,

   First Mortgage 6.125%, 1/15/2022                                                           6,500,000                7,951,190

Indiana Housing Finance Authority, SFMR
   5.95%, 1/1/2029                                                                            3,510,000                3,658,122

Indianapolis Airport Authority

   (United Airlines Project) 6.50%, 11/15/2031                                                2,450,000                1,029,024

KANSAS--1.9%

Wichita, HR (Christian Health System Inc.)

   6.25%, 11/15/2024                                                                         10,000,000               10,776,900

KENTUCKY--3.0%

Kenton County Airport Board, Airport Revenue

  (Special Facilities-Delta Airlines Project):

      7.50%, 2/1/2020                                                                         6,060,000                5,211,842

      7.125%, 2/1/2021                                                                        6,000,000                5,063,700

      6.125%, 2/1/2022                                                                        9,200,000                6,650,772

LOUISIANA--1.8%

Parish of Saint James, SWDR (Freeport-McMoRan
   Partnership Project) 7.70%, 10/1/2022                                                     10,000,000                9,881,600

MAINE--.7%

Maine Housing Authority, Mortgage 5.30%, 11/15/2023                                           4,000,000                4,153,040

MARYLAND--.0%

Baltimore County, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015                                            2,500,000  (d)             190,000

MASSACHUSETTS--2.5%

Massachusetts Industrial Finance Agency, Revenue

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 6,000,000                5,337,660


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities Authority,

  Revenue:

    (Beth Israel Hospital Issue)

         10.12%, 7/1/2025 (Insured; AMBAC)                                                    3,000,000  (a)           3,131,550

      (Partners Healthcare System) 5.75%, 7/1/2032                                            5,000,000                5,339,950

MICHIGAN--3.7%

Michigan Hospital Finance Authority, HR:

   (Ascension Health Credit) 6.125%, 11/15/2026                                               5,000,000                5,432,700

   (Crittenton Hospital) 5.625%, 3/1/2027                                                     2,000,000                2,065,180

   (Genesys Health System Obligated Group)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (c)           6,017,600

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            6,900,000                6,836,658

MINNESOTA--2.2%

Duluth Economic Development Authority, Health

  Care Facilities Revenue (Saint Luke's

   Hospital) 7.25%, 6/15/2032                                                                 5,000,000                4,925,500

Minneapolis and Saint Paul Metropolitan Airports

  Commission, Special Facilities Revenue

   (Northwest Airlines Project) 7%, 4/1/2025                                                  4,000,000                2,941,840

Minnesota Housing Finance Agency, Residential

   Housing Finance 5%, 1/1/2020                                                               4,525,000                4,655,546

MISSISSIPPI--4.6%

Claiborne County, PCR (Middle South Energy, Inc.)

   (System Energy Resources, Inc.) 6.20%, 2/1/2026                                            4,545,000                4,494,823

Mississippi Business Finance Corp., PCR (System Energy

   Resource Inc. Project) 5.875%, 4/1/2022                                                   22,790,000               21,313,892

MISSOURI--2.1%

Missouri Health and Educational Facilities Authority,

  Health Facilities Revenue (Saint Anthony's

   Medical Center) 6.25%, 12/1/2030                                                           6,750,000                7,248,420

Saint Louis Industrial Development Authority, Revenue

   (Saint Louis Convention Center) 7.25%, 12/15/2035                                          4,250,000                4,281,620

MONTANA--1.6%

Montana Board of Housing, Single Family Mortgage

   6.45%, 6/1/2029                                                                            8,110,000                8,682,485

NEVADA--3.4%

Clark County, IDR

   (Southwest Gas Corp.) 7.50%, 9/1/2032                                                      4,000,000                4,084,320

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA (CONTINUED)

Washoe County (Reno-Sparks Convention Center)

   6.40%, 7/1/2029 (Insured; FSA)                                                            12,000,000               14,532,120

NEW HAMPSHIRE--2.7%

New Hampshire Business Finance Authority, PCR

  (Public Service Co. of New Hampshire)

   6%, 5/1/2021 (Insured; AMBAC)                                                              7,000,000                7,734,160

New Hampshire Health and Educational Facilities Authority,

  Revenue (Exeter Project):

      6%, 10/1/2024                                                                           1,000,000                1,067,320

      5.75%, 10/1/2031                                                                        1,000,000                1,046,540

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light and Power) 5.90%, 11/1/2016                                             5,000,000                5,169,200

NEW JERSEY--4.0%

New Jersey Economic Development Authority,
  Special Facility Revenue (Continental Airlines Inc. Project)

   6.40%, 9/15/2023                                                                           8,000,000                4,701,760

New Jersey Health Facilities Financing Authority, Revenue

   (Christian Health Care Center) 8.75%, 7/1/2018                                            14,180,000               17,316,332

NEW MEXICO--1.7%

Farmington, PCR:

  (El Paso Electric Co. Project)

      6.375%, 6/1/2032                                                                        5,370,000                5,453,611

   (Tucson Electric Power Co., San Juan)

      6.95%, 10/1/2020                                                                        4,000,000                4,205,120

NEW YORK--2.7%

Long Island Power Authority,
  New York Electric System Revenue

   8.336% 12/1/2016                                                                          10,000,000  (a,b)        11,379,200

New York State Energy Research and Development
   Authority, Electric Facilities Revenue
   (Long Island Lighting Co.) 6.90%, 8/1/2022                                                 3,275,000                3,389,952

NORTH CAROLINA--.4%

Charlotte, Special Facilities Revenue
   (Charlotte/Douglas International Airport)
   5.60%, 7/1/2027 (Guaranteed; U.S. Air)                                                     5,145,000                2,366,700

NORTH DAKOTA--2.5%

North Dakota Housing Finance Agency, Home Mortgage
  Revenue (Housing Finance Program):

      6.50%, 1/1/2031                                                                         9,600,000               10,285,824

      6.15%, 7/1/2031                                                                         3,355,000                3,547,577


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--3.1%

Ohio Air Quality Development Authority, PCR

  (Cleveland Electric Illuminating)

   6.10%, 8/1/2020 (Insured; ACA)                                                             3,000,000                3,189,750

Ohio Housing Finance Agency,
   Residential Mortgage Revenue:

      6.25%, 9/1/2020 (Collateralized; GNMA)                                                  4,265,000                4,601,850

      6.35%, 9/1/2031 (Collateralized; GNMA)                                                  4,270,000                4,582,351

Ohio Water Development Authority, Pollution Control

   Facilities Revenue (Cleveland Electric Illuminating)
   6.10%, 8/1/2020 (Insured; ACA)                                                             4,350,000                4,582,421

OKLAHOMA--3.1%

Oklahoma Industries Authority

   (Health System Obligated Group) 5.75%, 8/15/2029                                          12,230,000               13,263,802

Tulsa Municipal Airport Trust, Revenue

   (American Airlines) 7.35%,12/1/2011                                                        4,850,000                3,909,536

OREGON--1.6%

Port of Portland, International Airport Revenue

  (Portland International Airport)

   5.50%, 7/1/2024 (Insured; AMBAC)                                                           5,000,000                5,374,900

Tigard--Tualatin School District No. 23

   5.375%, 6/15/2019 (Insured; MBIA)                                                          3,000,000                3,327,720

PENNSYLVANIA--3.2%

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric Project) 7.625%, 5/1/2025                                              7,000,000                7,536,760

Pennsylvania Housing Financing Authority

   10.291%, 4/1/2025                                                                          6,000,000  (a)           6,291,540

York County Hospital Authority, Revenue

   (Health Center--Lutheran Social Services)
   6.50%, 4/1/2022                                                                            4,250,000                4,159,560

SOUTH CAROLINA--4.4%

Greenville Hospital System, Hospital Facilities Revenue

   5.50%, 5/1/2026 (Insured; AMBAC)                                                           5,000,000                5,395,750

Piedmont Municipal Power Agency, Electric Revenue

   6.55%, 1/1/2016                                                                            1,690,000                1,691,977

Tobacco Settlement Revenue Management Authority,

  Tobacco Settlement Revenue:

      6.375%, 5/15/2028                                                                       8,325,000                8,431,643

      6.375%, 5/15/2030                                                                       8,900,000                9,050,588

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE--5.7%

Knox County Health Educational and Housing Facilities

  Board, Hospital Facilities Revenue

  (Baptist Health System of Eastern Tennessee)

   6.50%, 4/15/2031                                                                           6,000,000                6,272,220

Memphis Center City Revenue Finance Corp.,
   Tennessee Sports Facility Revenue
   (Memphis Redbirds) 6.50%, 9/1/2028                                                        10,000,000               10,151,900

Tennessee Housing Development Agency
   (Homeownership Program) 6.40%, 7/1/2031                                                   13,920,000               15,096,379

TEXAS--14.5%

Austin Convention Enterprises Inc., Convention Center

  Hotel Revenue:

      5.75%, 1/1/2016                                                                         5,200,000                5,789,472

      6.70%, 1/1/2028                                                                         4,000,000                4,142,840

      5.75%, 1/1/2032                                                                         5,000,000                5,381,850

Dallas-Fort Worth International Airport, Airport Facility

  Improvement Corp., Revenue (American Airlines Inc.)

   6.375%, 5/1/2035 (Guaranteed; American Airlines Inc.)                                      8,500,000                3,449,385

Harris County Health Facilities Development Corp., HR

  (Memorial Hermann Hospital System Project)

   6.375%, 6/1/2029                                                                           8,500,000                9,146,935

Houston Airport System, Special Facilities Revenue,

  Airport Improvement (Continental Airlines):

      6.125%, 7/15/2027                                                                      10,875,000                5,885,332

      6.75%, 7/1/2029                                                                         8,250,000                4,894,395

      5.70%, 7/15/2029                                                                        3,750,000                1,872,150

Port Corpus Christi Authority, Nueces County General

   Revenue (Union Pacific Corp.) 5.65%, 12/1/2022                                             7,750,000                7,848,348

Sabine River Authority, PCR (TXU Electric Co. Project)

   6.45%, 6/1/2021                                                                            9,000,000                9,297,360

Sam Rayburn Municipal Power Agency, Power Supply

   System Revenue 5.75%, 10/1/2021                                                            6,000,000                6,581,040

Texas Department of Housing and Community Affairs,

   Collateralized Home Mortgage Revenue
   12.116%, 7/2/2024                                                                          4,400,000  (a)           5,388,592

Texas Turnpike Authority, Central Texas Turnpike

   System Revenue 5.75%, 8/15/2038 (Insured; AMBAC)                                           7,100,000                7,929,990

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care

   System Project) 6.75%, 11/1/2025                                                           3,000,000                2,921,850


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH--.8%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           4,536,000                4,601,863

VERMONT--1.2%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            6,195,000                6,612,481

VIRGINIA--2.2%

Greater Richmond Convention Center Authority, Hotel Tax

  Revenue (Convention Center Expansion Project)

   6.25%, 6/15/2032                                                                          10,500,000               11,987,850

WASHINGTON--5.7%

Energy Northwest:

   Electric Revenue 9.67%, 7/1/2018 (Insured; MBIA)                                          10,000,000  (a,b)        12,880,400

   Wind Project Revenue 5.875%, 7/1/2020                                                      3,000,000                3,078,870

Public Utility District No. 1 of Pend Orielle County, Electric

   Revenue 6.375%, 1/1/2015                                                                   3,755,000                4,046,501

Seattle, Water System Revenue

   6%, 7/1/2029 (Insured; FGIC)                                                              10,000,000               11,398,800

WEST VIRGINIA--6.4%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   5.40%, 5/1/2025                                                                           12,750,000               12,058,057

   6.125%, 4/1/2026                                                                          14,000,000               14,329,840

West Virginia Housing Development Fund,
   Housing Finance 6.50%, 5/1/2028                                                            5,935,000                6,355,673

West Virginia Water Development Authority, Water

   Development Revenue 6.375%, 7/1/2039                                                       2,250,000                2,562,098

WISCONSIN--7.9%

Badger Tobacco Asset Securitization Corp., Tobacco

   Settlement Revenue 7%, 6/1/2028                                                           24,000,000               25,584,720

Wisconsin Health and Educational Facilities Authority,
   Health, Hospital and Nursing Home Revenue

   (Aurora Health Care Inc.) 5.60%, 2/15/2029                                                 8,705,000                8,430,705

Wisconsin Housing and Economic Development Authority:

   11.104%, 7/1/2025                                                                          2,900,000  (a,b)         3,065,097

   6.45%, 9/1/2030                                                                            6,300,000                6,749,694

WYOMING--.9%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               3,150,000                2,970,922

   6.90%, 9/1/2024                                                                            2,000,000                1,864,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--1.5%

Guam Housing Corp., SFMR

   5.75%, 9/1/2031 (Collateralized; FHLMC)                                                      965,000                1,057,727

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue 6%, 7/1/2039                                                        6,000,000                7,281,840

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $792,185,669)                                                                                               807,117,854
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.1%
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.0%

Valdez, Marine Terminal Revenue, VRDN (Exxon Mobil

   Pipeline Co. Project) 2.05%                                                                5,425,000  (e)           5,425,000

LOUISIANA--.1%

East Baton Rouge Parish, PCR VRDN (Exxon Mobil

   Corp. Project) 2%                                                                            600,000  (e)             600,000

MASSACHUSETTS--.2%

Massachusetts Health and Educational Facilities Authority,

  Revenue, VRDN (Capital Asset Program)

   2.10%                                                                                      1,000,000  (e)           1,000,000

PENNSYLVANIA--.1%

Geisinger Authority, Health System Revenue, VRDN

  (Geisinger Health System)

   2% (SBPA; Morgan Guaranty Trust Co.)                                                         300,000  (e)             300,000

RHODE ISLAND--.8%

Rhode Island Industrial Facilities Corp., Marine

  Terminal Revenue, VRDN (Exxon Mobil Corp.)

   2.05%                                                                                      4,305,000  (e)           4,305,000

TEXAS--.6%

Gulf Coast Waste Disposal Authority, PCR, VRDN

   (Amoco Oil Co. Project) 2.05%                                                              3,600,000  (e)           3,600,000

WYOMING--.3%

Uinta County, PCR, VRDN

   (Amoco Oil Co. Project) 2.05%                                                              1,800,000  (e)           1,800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $17,030,000)                                                                                                 17,030,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $809,215,669)                                                            148.6%              824,147,854

CASH AND RECEIVABLES (NET)                                                                         2.8%               15,609,333

PREFERRED STOCK, AT REDEMPTION VALUE                                                            (51.4%)             (285,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     100.0%              554,757,187




Summary of Abbreviations

ACA                     American Capital Access

AMBAC                   American Municipal Bond
                        Assurance Corporation

FGIC                    Financial Guaranty Insurance
                        Company

FHLMC                   Federal Home Loan Mortage
                        Corporation

FNMA                    Federal National Mortgage
                        Association

FSA                     Financial Security Assurance

GNMA                    Government National Mortgage
                        Association

HR                      Hospital Revenue

IDR                     Industrial Development Revenue

MBIA                    Municipal Bond Investors
                        Assurance Insurance
                        Corporation

PCR                     Pollution Control Revenue

SBPA                    Standby Bond Purchase
                        Agreement

SFMR                    Single Family Mortgage Revenue

SWDR                    Solid Waste Disposal Revenue

VRDN                    Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              28.5

AA                               Aa                              AA                                               12.9

A                                A                               A                                                18.0

BBB                              Baa                             BBB                                              17.3

BB                               Ba                              BB                                               10.0

B                                B                               B                                                 2.5

CCC                              Caa                             CCC                                                .6

CC                               Ca                              CC                                                 .3

F1                               Mig1                            SP1                                               2.0

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     7.9

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT SEPTEMBER
     30,2002,  THESE  SECURITIES  AMOUNTED TO  $37,975,997 OR 6.8% OF NET ASSETS
     APPLICABLE TO COMMON SHAREHOLDERS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  NON-INCOME PRODUCING SECURITY--INTEREST PAYMENTS IN DEFAULT.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           809,215,669    824,147,854

Cash                                                                     60,474

Interest receivable                                                  15,626,860

Receivable for investment securities sold                             7,026,072

Prepaid expenses                                                        213,271

                                                                    847,074,531
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           516,810

Payable for investment securities purchased                           6,211,320

Dividends payable to preferred shareholders                             283,274

Commissions payable                                                      21,871

Accrued expenses                                                        284,069

                                                                      7,317,344
--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series M, T, W, Th and F
  par value $.001 per share (11,400 shares
  issued and outstanding at $25,000 per share
  liquidation preference)--Note 1                                   285,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    554,757,187
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value $.001 per share
  (59,234,687 shares issued and outstanding)                             59,235

Paid-in capital                                                     558,737,374

Accumulated undistributed investment income--net                     10,145,155

Accumulated net realized gain (loss) on investments                 (29,116,762)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      14,932,185

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        554,757,187
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      59,234,687

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                              9.37

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     55,476,805

EXPENSES:

Management fee--Note 3(a)                                            6,304,576

Commission fee--Note 1                                                 743,789

Shareholder servicing costs                                            145,907

Custodian fees--Note 3(b)                                              138,376

Shareholders' reports                                                   93,390

Directors' fees and expenses--Note 3(c)                                 68,085

Professional fees                                                       59,833

Registration fees                                                       50,409

Miscellaneous                                                           48,944

TOTAL EXPENSES                                                       7,653,309

INVESTMENT INCOME--NET                                              47,823,496
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (18,783,774)

Net unrealized appreciation (depreciation) on investments           (2,508,827)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (21,292,601)

DIVIDENDS ON PREFERRED STOCK                                        (4,821,324)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,709,571

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------

                                                     2002                2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         47,823,496           48,099,612

Net realized gain (loss) on investments       (18,783,774)            (140,789)

Net unrealized appreciation (depreciation)
   on investments                              (2,508,827)          11,272,993

Dividends on Preferred Stock                   (4,821,324)          (9,541,005)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   21,709,571           49,690,811
--------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (39,168,624)         (32,904,664)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED                            6,491,435                   --

TOTAL INCREASE (DECREASE) IN NET ASSETS       (10,967,618)           16,786,147
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           565,724,805          548,938,658

END OF PERIOD                                 554,757,187          565,724,805

Undistributed investment income--net           10,145,155            6,453,159
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES ISSUED FOR DIVIDENDS REINVESTED            685,471                   --

(A)  RESTATED TO CONFORM TO CURRENT YEAR'S PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's common shares.



                                                                                         Year Ended September 30,
                                                              ---------------------------------------------------------------------

                                                              2002(a)           2001(b)        2000(b)       1999(b)        1998(b)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             9.66           9.38           9.41         10.22          10.02

Investment Operations:

Investment income--net                                         .81(c)            .82            .71           .56           .59

Net realized and unrealized
   gain (loss) on investments                                   (.35)            .18            .02          (.80)          .25

Dividends on Preferred Stock
   from net investment income                                   (.08)           (.16)          (.13)            --            --

Total from Investment Operations                                 .38             .84            .60          (.24)          .84

Distributions to Common Shareholders:

Dividends from
   investment income--net                                       (.67)           (.56)          (.55)         (.57)         (.64)

Dividends from net realized
   gain on investments                                             --              --          (.02)          --              --

Total Distributions to
   Common Shareholders                                          (.67)           (.56)          (.57)         (.57)         (.64)

Capital Stock transactions,
   net effect of Preferred
   Stock offerings                                                 --             --           (.06)          --              --

Net asset value, end of period                                   9.37           9.66           9.38          9.41          10.22

Market value, end of period                                     10.11           9.69          89_16             8         105_16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                             11.89          20.22          14.76        (17.55)          3.35

                                                                                                     The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended September 30,
                                                              ----------------------------------------------------------------------

                                                              2002(a)        2001(b)        2000(b)       1999(b)        1998(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets
   applicable to Common Stock                               1.38(e,f)      1.39(e,f)      1.25(e,f)           .84           .85

Ratio of net investment income
   to average net assets
   applicable to Common Stock                               8.61(e,f)      8.49(e,f)      7.91(e,f)          5.63          5.78

Portfolio Turnover Rate                                         36.81     10.07          19.03              27.05         20.95

Asset coverage of Preferred Stock,
   end of period                                                  294       299            295                --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred Stock,
   end of period ($ x 1,000)                                  554,757   565,725        548,939             550,755       595,693

Preferred Stock outstanding,
   end of period ($ x 1,000)                                  285,000  285,000         285,000                --            --

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND  REALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM 8.58% TO 8.61%. PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA PRIOR TO
     OCTOBER  1,  2001  HAVE  NOT  BEEN  RESTATED  TO  REFLECT  THIS  CHANGE  IN
     PRESENTATION.

(B)  RESTATED TO CONFORM TO CURRENT YEAR'S PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  CALCULATED BASED ON MARKET VALUE.

(E)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(F)  THE RATIO OF  EXPENSES  TO TOTAL  AVERAGE  NET  ASSETS AND THE RATIO OF NET
     INVESTMENT  INCOME  TO TOTAL  AVERAGE  NET  ASSETS  WERE  .91%  AND  5.69%,
     RESPECTIVELY,  FOR THE YEAR  ENDED  SEPTEMBER  30,  2002,  .92% AND  5.65%,
     RESPECTIVELY,  FOR THE YEAR ENDED  SEPTEMBER  30,  2001 AND .92% AND 5.79%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000.



SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund' s Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has issued and outstanding 2,280 shares of Series M, Series T, Series W, Series TH and Series F for a total of 11,400 shares of Auction Preferred Stock (" APS" ), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividends rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the
broker-dealer    in    an    auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin R. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c)  Dividends  to  shareholders  of  Common  Stock  ("Common Shareholders(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution
requirements    of

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 27, 2002, the Board of Directors declared a cash dividend to Common Shareholders of $.060 per share from investment income-net, payable on October 25, 2002 to Common Shareholders of record as of the close of business on October 11, 2002.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series M and Series Th. The dividend rate for Class T will be in effect until July 21, 2003. The dividend rate for Series W will be in effect until December 5, 2002. The dividend rate for Series F will be in effect until February 7, 2003. The dividend rates in effect at September 30, 2002 were as follows: Series M-1.40% , Series T-1.75%, Series W-2.30%, Series TH-1.25% and Series F-1.90%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $10,145,155, accumulated capital losses $9,912,633 and unrealized appreciation $15,080,043. In addition, the fund had $19,096,458 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $9,836,505 of the carryover expires in fiscal 2009 and $76,128 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2002 and September 30, 2001, respectively, were as follows: tax exempt income $43,989,948 and $42,445,669.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $344,472, decreased accumulated net realized gain (loss) on investments by $11,914 and increased paid-in capital by $356,386. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1_2% of the next $20 million and 1% of the excess over $30 million of the average value of the fund's net assets. During the period ended September 30, 2002, there was no expense reimbursement pursuant to the Agreement.


(b) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2002, $138,376 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $300,048,018 and $301,228,724, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was $809,067,811; accordingly, accumulated net unrealized appreciation on
investments   was   $15,080,043,  consisting  of  $50,962,689  gross  unrealized
appreciation    and    $35,882,646    gross    unrealized    depreciation.

NOTE 5--Change in Accounting Principle:

(a) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $202,920 increase in accumulated undistributed investment income-net and a corresponding $202,920 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on September 30, 2001.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The effect of this change for the period ended September 30, 2002 was to increase net investment income by $141,552, decrease net unrealized appreciation (depreciation) by $52,608 and decrease net realized gains (losses) by $88,944.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(b) Effective October 1, 2000, the fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the fund's control should be presented outside of net assets in the statement of assets and liabilities. The redemption of the fund's preferred stock is outside of the control of the fund because of provisions in the fund's Articles Supplementary Creating Five Series of Auction Preferred Stock relating to compliance with rating agency guidelines. In adopting EITF D-98, the fund's net assets as of October 1, 2000 in the statement of changes in net assets is restated by excluding preferred stock valued at $285,000,000 at that date. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a decrease of $4,821,324 and $9,541,005 to net assets from operations for the periods ended September 30, 2002 and September 30, 2001, respectively. As part of the adoption, per share distributions of dividends on preferred stock were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc. including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 7, 2002

                                                             The Fund


ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund' s Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent" ), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be
paid    on    any    uninvested

cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by


                                                                 The Fund

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2002, there were: (i) no material changes in the fund' s investment objectives or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no material changes in the principal risk factors associated with investment in the fund. In addition, on November 1, 2001, James Welch was assigned as the person primarily responsible for the day-to-day management of the fund's portfolio.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2002 as "exempt-interest dividends" (not generally subject to regular federal income
tax)   .

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock ("APS") voted together as a single class (except as noted below) on a proposal presented at the annual shareholders' meeting held on May 10, 2002 as follows:




                                                                                                         Shares
                                                                                    ------------------------------------------------

                                                                                          For                Authority Withheld
                                                                                    ------------------------------------------------

To elect two Class II Directors:((+))

   Ehud Houminer                                                                    52,924,716                           577,398

   Robin A. Pringle((+)(+))                                                             10,803                                 3

((+))     THE TERMS OF THESE CLASS II DIRECTORS EXPIRE IN 2005.

((+)(+))  ELECTED SOLELY BY APS HOLDERS; COMMON SHAREHOLDERS NOT ENTITLED TO
          VOTE.



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

WILLIAM HODDING CARTER III (67)

BOARD MEMBER (1988)

CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John Sand James L. Knight Foundation; (1998-present)

* President and Chairman of MainStreet TV (1985-1998)

* Knight Professor in Journalism at the University of Maryland (1995-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

EHUD HOUMINER (61)

BOARD MEMBER (1994)

CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

RICHARD C. LEONE (62)

BOARD MEMBER (1987)

CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

HANS C. MAUTNER (64)

BOARD MEMBER (1987)

CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Vice Chairman and a Director of Simon Property Group, a real estate investment company (1998-present)

* Chairman of Simon Global Limited (1998-present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors (1977-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7


ROBIN A. PRINGLE (38)

BOARD MEMBER (1995)

CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of The National Mentoring Partnership (formerly, The One to One Partnership), a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

JOHN E. ZUCCOTTI (65)

BOARD MEMBER (1987)

CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

THE ADDRESS OF EACH BOARD MEMBER IS C/O THE DREYFUS CORPORATION, 200 PARK AVENUE, NEW YORK, NEW YORK 10166.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

A. PAUL DISDIER, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President of the fund, Director of Dreyfus Municipal Securities, and an officer of 3 investment companies (comprised of 3 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JOHN B. HAMMALIAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old, and has been an employee of the Manager since February 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.


                  For More Information

                        Dreyfus Strategic Municipals, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and
                        Trust Company
                        One Boston Place
                        Boston, MA 02108

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar
                        (Common Stock)

                        The Bank of New York
                        101 Barclay Street
                        New York, NY 10286

(c) 2002 Dreyfus Service Corporation                                  853AR0902